UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

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[   ] Preliminary Proxy Statement
[   ] Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
[   ] Definitive Proxy Statement
[X] Definitive Additional Materials
[   ] Soliciting Material under Rule 14a-12

CHINA BAK BATTERY, INC.
(Name of Registrant as Specified In Its Charter)

_____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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[ ] Fee paid previously with preliminary materials:

[   ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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IMPORTANT INVESTOR INFORMATION - YOUR VOTE COUNTS!

Shareholder Notice of Availability of Proxy Materials

Your name, ID Number and Control Number appear in the upper-left-hand corner of this Notice for online voting purposes.

To vote your shares, please follow the instructions listed below.

Important Notice Regarding the Availability of Proxy Materials for the
China BAK Battery, Inc. Shareholder Meeting to Be Held on June 12, 2015 (“2015 Annual Meeting”)

(1). This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

(2). The proxy statement and annual report to security holders are available at www.shareholdervote.info.

(3). If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 25, 2015 to facilitate timely delivery.

The China BAK Battery, Inc. 2015 Annual Meeting will be held on June 12, 2015, at 9:00 a.m. local time, at BAK Industrial Park, Meigui Street, Huayuankou Economic Zone, Dalian City, 116422, People’s Republic of China. A description of the matters to be voted on, and the recommendations of the Board of Directors of China BAK Battery, Inc. regarding these matters, appear on the second page of this notice. Instructions for voting your shares appear below.

The proxy statement, annual report, and proxy card of China BAK Battery, Inc. are available at the website specified blow.

How to vote online:

Step 1: Go to www.shareholdervote.info.
Step 2: Click the “China BAK Battery, Inc.” link to access the proxy materials.
Step 3: To view or download the proxy materials, click on the link that describes the material you wish to view or download. For example, to view or download the Proxy Statement, click on the “Proxy Statement” link.
Step 4: To vote online, click on the designated link and follow the on-screen instructions.

How to receive a copy of the proxy materials by mail or e-mail for this meeting or for future shareholder meetings:

Telephone: Call the transfer agent of China BAK Battery, Inc., Securities Transfer Corporation, at 800-780-1920.

Email: Send an email with “Proxy Materials Order” in the subject line and in the body of the message, include your full name, address, and request, to: help@shareholdervote.info.

Internet: Go to www.shareholdervote.info, click on the “Email Us” link. A new email addressed to help@shareholdervote.info will appear. Use the default subject or “Proxy Materials Order” in the subject line and in the body of the message, include your full name, address, and request.

How to attend the meeting and vote in person:

China BAK Battery, Inc.’s 2015 Annual Meeting will be held at BAK Industrial Park, Meigui Street, Huayuankou Economic Zone, Dalian City, 116422, People’s Republic of China. Please bring this notice with you if you intend to vote in person at the meeting. To receive directions to the meeting, please contact China BAK Battery, Inc.’s Investor Relations Department at China BAK Battery, Inc., BAK Industrial Park, Meigui Street, Huayuankou Economic Zone, Dalian City, 116422, People’s Republic of China; Telephone: 86-411-39185985; Fax: 86-411-39185980; E-mail: IR@cbak.com.cn.

Proposals to be voted on at China BAK Battery, Inc.’s 2015 Annual Meeting are listed below along with the recommendations of the Board of Directors of China BAK Battery, Inc.

The Board of Directors recommends that you vote FOR the following:

1.      Elect as Directors the nominees listed below:

01	Xiangqian Li	FOR	AGAINST	ABSTAIN
02	Chunzhi Zhang	FOR	AGAINST	ABSTAIN
03	Martha C. Agee	FOR	AGAINST	ABSTAIN
04	Jianjun He	FOR	AGAINST	ABSTAIN
05	Guosheng Wang	FOR	AGAINST	ABSTAIN

The Board of Directors recommends that you vote FOR the following:

2.      Ratify the selection of Crowe Horwath as the Company’s independent registered public accounting firm for fiscal year 2015.

FOR	AGAINST	ABSTAIN

The Board of Directors recommends that you vote FOR the following:

3.      To approve an amendment to the Company’s Articles of Incorporation to increase the authorized number of shares available for issuance from 20,000,000 to 500,000,000 shares of Common Stock.

FOR	AGAINST	ABSTAIN

The Board of Directors recommends that you vote FOR the following:

4.      To approve an amendment to the Company’s Articles of Incorporation to authorize 10,000,000 shares of Preferred Stock of the Company, which may be issued in one or more series, with such rights, preferences, privileges and restrictions as shall be fixed by the Company’s Board of Directors from time to time.

FOR	AGAINST	ABSTAIN

The Board of Directors recommends that you vote FOR the following:

5.      To approve the amendment to Section 1.7 of the Company’s Stock Option Plan;

FOR	AGAINST	ABSTAIN

The Board of Directors recommends that you vote FOR the following:

6.      To approve the China BAK Battery, Inc. 2015 Equity Incentive Plan, subject to the approval of Proposal 3.

FOR	AGAINST	ABSTAIN

NOTE: Such other business as may properly come before the 2015 Annual Meeting, and any adjournment or adjournments thereof.